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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 15, 2001


                               OVERLAND DATA, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


         000-22071                                         95-3535285
   (Commission File Number)                  (IRS Employer Identification No.)


              8975 BALBOA AVENUE, SAN DIEGO, CALIFORNIA 92123-1599 (Address of principal executive offices, including zip code)


                                 (858) 571-5555
              (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 15, 2001, Overland Data, Inc., a California corporation (the "Company"), sold its Travan-based WS30 and EDT40 tape drive designs (the "Designs") to Seagate Removable Storage Solutions LLC, a Delaware limited liability company ("Seagate"), in exchange for future royalty payments based on the sales of certain tape drive products and related tape media cartridges based on the Designs. In connection with this transaction, the Company has given to Seagate the option to acquire certain fixed assets and inventories required to manufacture products based on the Designs, and Seagate has engaged the Company to perform certain modification services for Seagate with respect to the Designs.

         In addition, the tape drives produced by Seagate based on the Designs will utilize the Company's patented Variable Rate Randomizer (VR(2)(R)) technology which will be embedded in an ASIC chip within such tape drives. Seagate has entered into a Supply Agreement to purchase the VR(2) chips from the Company, and the Company has granted a license to Seagate to incorporate the chips into its tape drives and to promote the VR(2) chips as part of its tape drives.

         In conjunction with the disposition of the Travan-based WS30 and EDT40 tape drive designs and related assets, the Company also plans to exit the entry-level tape drive business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      Unaudited Pro Forma Financial Information.

         Attached hereto as Exhibit 99.1 is the required Unaudited Pro Forma Financial Information of the Company consisting of Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months ended June 30, 2000 and for the nine months ended March 31, 2001, and an Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2001.

(c)      Exhibits.

         2.1 Design Purchase and Services Agreement dated June 15, 2001 by and between Overland Data, Inc. and Seagate Removable Storage Solutions LLC.(1)

         2.2 Supply Agreement dated June 15, 2001 by and between Overland Data, Inc. and Seagate Removable Storage Solutions LLC.(1)

         99.1     Unaudited Pro Forma Financial Information.


(1) Pursuant to the Company's request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. The omitted portions have been marked with an asterisk.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OVERLAND DATA, INC.


                                      By:/s/ Vernon A. LoForti
Date: July 2, 2001                       --------------------------------------
                                         Vernon A. LoForti
                                         Vice President, Chief Financial
                                         Officer and Secretary


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                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION

2.1(1) Design Purchase and Services Agreement dated June 15, 2001 by and between Overland Data, Inc. and Seagate Removable Storage Solutions LLC.

2.2(1) Supply Agreement dated June 15, 2001 by and between Overland Data, Inc. and Seagate Removable Storage Solutions LLC.

99.1              Unaudited Pro Forma Financial Information.




(1) Pursuant to the Company's request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission. The omitted portions have been marked with an asterisk.


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